Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Cash and Cash Equivalents, Policy [Policy Text Block]

Cash and Cash Equivalents

Our cash and cash equivalents primarily consist of cash on deposit, money market accounts and certificates of deposit held by domestic subsidiaries with original maturities of three months or less. As of December 31, 2013 and 2012, $24 million and $23 million, respectively, of cash and short and long-term investments in our Consolidated Statements of Financial Position held by Tropical Shipping are excluded from cash and cash equivalents as a result of the sale of that business and are included in assets held for sale. Prior to closing the sale, cash and short-term investments that were held in off-shore accounts were repatriated. See Note 12 and Note 15 for additional information on our income taxes on the cumulative foreign earnings for which no tax liability had previously been recorded.

Energy Marketing Receivables And Payables [Policy Text Block]

Energy Marketing Receivables and Payables

Our wholesale services segment provides services to retail and wholesale marketers and utility and industrial customers. These customers, also known as counterparties, utilize netting agreements, which enable our wholesale services segment to net receivables and payables by counterparty upon settlement. Wholesale services also nets across product lines and against cash collateral, provided the master netting and cash collateral agreements include such provisions. While the amounts due from, or owed to, wholesale services’ counterparties are settled net, they are recorded on a gross basis in our Consolidated Statements of Financial Position as energy marketing receivables and energy marketing payables.

Our wholesale services segment has trade and credit contracts that contain minimum credit rating requirements. These credit rating requirements typically give counterparties the right to suspend or terminate credit if our credit ratings are downgraded to non-investment grade status. Under such circumstances, wholesale services would need to post collateral to continue transacting business with some of its counterparties. To date, our credit ratings have exceeded the minimum requirements. As of December 31, 2013 and 2012, the collateral that wholesale services would have been required to post if our credit ratings had been downgraded to non-investment grade status would not have had a material impact to our consolidated results of operations, cash flows or financial condition. If such collateral were not posted, wholesale services’ ability to continue transacting business with these counterparties would be negatively impacted.

Wholesale services has a concentration of credit risk for services it provides to marketers and to utility and industrial counterparties. This credit risk is generally concentrated in 20 of its counterparties and is measured by 30-day receivable exposure plus forward exposure. We evaluate the credit risk of our counterparties using an S&P equivalent credit rating, which is determined by a process of converting the lower of the S&P or Moody’s rating to an internal rating ranging from 9 to 1, with 9 being equivalent to AAA/Aaa by S&P and Moody’s and 1 being equivalent to D/Default by S&P and Moody’s. A counterparty that does not have an external rating is assigned an internal rating based on the strength of its financial ratios. The following table provides additional information about wholesale services’ credit exposure at December 31, 2013, excluding $8 million of customer deposits.

Dollars in millions	Total (1)	# of top counterparties	Concentration risk %
Credit exposure	$274	20	51%

(1)	Our counterparties or the counterparties’ guarantors had a weighted average S&P equivalent rating of A- at December 31, 2013.

The weighted average credit rating is obtained by multiplying each counterparty’s assigned internal rating by its credit exposure and then summing the individual results for all counterparties. The sum is divided by the aggregate total exposure and this numeric value is then converted to an S&P equivalent.

We have established credit policies to determine and monitor the creditworthiness of counterparties, including requirements for posting of collateral or other credit security, as well as the quality of pledged collateral. Collateral or credit security is most often in the form of cash or letters of credit from an investment-grade financial institution, but may also include cash or U.S. government securities held by a trustee. When wholesale services is engaged in more than one outstanding derivative transaction with the same counterparty and it also has a legally enforceable netting agreement with that counterparty, the “net” mark-to-market exposure represents the netting of the positive and negative exposures with that counterparty combined with a reasonable measure of our credit risk. Wholesale services also uses other netting agreements with certain counterparties with whom it conducts significant transactions.

Receivables, Policy [Policy Text Block]

Receivables and Allowance for Uncollectible Accounts

Our other trade receivables consist primarily of natural gas sales and transportation services billed to residential, commercial, industrial and other customers. We bill customers monthly, and our accounts receivable are due within 30 days. For the majority of our receivables, we establish an allowance for doubtful accounts based on our collection experience and other factors. For our remaining receivables, if we are aware of a specific customer’s inability or reluctance to pay, we record an allowance for doubtful accounts against amounts due to reduce the receivable balance to the amount we reasonably expect to collect. If circumstances change, our estimate of the recoverability of accounts receivable could change as well. Circumstances that could affect our estimates include, but are not limited to, customer credit issues, customer deposits and general economic conditions. Customers’ accounts are written off once we deem them to be uncollectible.

Nicor GasCredit risk exposure at Nicor Gas is mitigated by a bad debt rider approved by the Illinois Commission. The bad debt rider provides for the recovery from (or refund to) customers of the difference between Nicor Gas’ actual bad debt experience on an annual basis and the benchmark bad debt expense used to establish its base rates for the respective year. See Note 3 for additional information on the bad debt rider.

Atlanta Gas Light Concentration of credit risk occurs at Atlanta Gas Light for amounts billed for services and other costs to its customers, which consist of 12 Marketers in Georgia. The credit risk exposure to Marketers varies seasonally, with the lowest exposure in the nonpeak summer months and the highest exposure in the peak winter months. Marketers are responsible for the retail sale of natural gas to end-use customers in Georgia. The functions of the retail sale of gas include the purchase and sale of natural gas, customer service, billings and collections. We obtain credit security support in an amount equal to no less than two times a Marketer’s highest month’s estimated bill from Atlanta Gas Light.

Inventory, Policy [Policy Text Block]

Inventories

For our regulated utilities, except Nicor Gas, our natural gas inventories and the inventories we hold for Marketers in Georgia are carried at cost on a WACOG basis. In Georgia’s competitive environment, Marketers sell natural gas to firm end-use customers at market-based prices. Part of the unbundling process, which resulted from deregulation and provides this competitive environment, is the assignment to Marketers of certain pipeline services that Atlanta Gas Light has under contract. On a monthly basis, Atlanta Gas Light assigns the majority of the pipeline storage services that it has under contract to Marketers, along with a corresponding amount of inventory. Atlanta Gas Light also retains and manages a portion of its pipeline storage assets and related natural gas inventories for system balancing and to serve system demand. See Note 11 for information regarding a regulatory filing by Atlanta Gas Light related to gas inventory.

Nicor Gas’ inventory is carried at cost on a LIFO basis. Inventory decrements occurring during the year that are restored prior to year end are charged to cost of goods sold at the estimated annual replacement cost. Inventory decrements that are not restored prior to year end are charged to cost of goods sold at the actual LIFO cost of the layers liquidated. Since the cost of gas, including inventory costs, is charged to customers without markup, subject to Illinois Commission review, LIFO liquidations have no impact on net income. At December 31, 2013, the Nicor Gas LIFO inventory balance was $168 million. Based on the average cost of gas purchased in December 2013, the estimated replacement cost of Nicor Gas’ inventory at December 31, 2013 was $402 million, which exceeded the LIFO cost by $234 million.

Our retail operations, wholesale services, and midstream operations segments carry inventory at the lower of cost or market value, where cost is determined on a WACOG basis. For these segments, we evaluate the weighted average cost of their natural gas inventories against market prices to determine whether any declines in market prices below the WACOG are other than temporary. For any declines considered to be other than temporary, we record adjustments to reduce the weighted average cost of the natural gas inventory to market value. For the periods presented, we recorded LOCOM adjustments to cost of goods sold in the following amounts to reduce the value of our inventories to market value.

In millions	2013	2012	2011
Retail operations	$1	$3	$5
Wholesale services	8	19	31
Midstream operations	-	1	-

Fair Value of Financial Instruments, Policy [Policy Text Block]

Fair Value Measurements

We have financial and nonfinancial assets and liabilities subject to fair value measurement. The financial assets and liabilities measured and carried at fair value include cash and cash equivalents, and derivative assets and liabilities. The carrying values of receivables, short and long-term investments, accounts payable, short-term debt, other current assets and liabilities, and accrued interest approximate fair value. See Note 4 for additional fair value disclosures.

As defined in the authoritative guidance related to fair value measurements and disclosures, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). We utilize market data or assumptions that market participants would use in valuing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated or generally unobservable. We primarily apply the market approach for recurring fair value measurements to utilize the best available information. Accordingly, we use valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. We classify fair value balances based on the observance of those inputs. The guidance establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy defined by the guidance are as follows:

Level 1 Quoted prices in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Our Level 1 items consist of exchange-traded derivatives, money market funds and certain retirement plan assets.

Level 2 Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial and commodity instruments that are valued using valuation methodologies. These methodologies are primarily industry-standard methodologies that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors, and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. We obtain market price data from multiple sources in order to value some of our Level 2 transactions and this data is representative of transactions that occurred in the marketplace. Instruments in this category include shorter tenor exchange-traded and non-exchange-traded derivatives such as OTC forwards and options and certain retirement plan assets.

Level 3 Pricing inputs include significant unobservable inputs that may be used with internally developed methodologies to determine management’s best estimate of fair value from the perspective of market participants. Level 3 instruments include those that may be more structured or otherwise tailored to customers’ needs. Transfers into and out of Level 3 reflect the liquidity at the relevant natural gas trading locations and dates, which affects the significance of unobservable inputs used in the valuation applied to natural gas derivatives. Our Level 3 assets, liabilities and any applicable transfers are primarily related to our pension and other retirement benefit plan assets as described in Note 3, Note 4 and Note 6. Transfers for retirement plan assets are described further in Note 4. We determine both transfers into and out of Level 3 using values at the end of the interim period in which the transfer occurred.

The authoritative guidance related to fair value measurements and disclosures also includes a two-step process to determine whether the market for a financial asset is inactive or a transaction is distressed. Currently, this authoritative guidance does not affect us, as our derivative instruments are traded in active markets.

Derivative Instruments

Our policy is to classify derivative cash flows and gains and losses within the same financial statement category as the hedged item, rather than by the nature of the instrument.

Fair Value Hierarchy Derivative assets and liabilities are classified in their entirety into the previously described fair value hierarchy levels based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. The determination of the fair values incorporates various factors required under the guidance. These factors include not only the credit standing of the counterparties involved and the impact of credit enhancements (such as cash deposits, letters of credit and priority interests), but also the impact of our own nonperformance risk on our liabilities. To mitigate the risk that a counterparty to a derivative instrument defaults on settlement or otherwise fails to perform under contractual terms, we have established procedures to monitor the creditworthiness of counterparties, seek guarantees or collateral backup in the form of cash or letters of credit and, in most instances, enter into netting arrangements. See Note 4 for additional fair value disclosures.

Derivatives, Policy [Policy Text Block]

Derivative Instruments

Our policy is to classify derivative cash flows and gains and losses within the same financial statement category as the hedged item, rather than by the nature of the instrument.

Fair Value Hierarchy Derivative assets and liabilities are classified in their entirety into the previously described fair value hierarchy levels based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. The determination of the fair values incorporates various factors required under the guidance. These factors include not only the credit standing of the counterparties involved and the impact of credit enhancements (such as cash deposits, letters of credit and priority interests), but also the impact of our own nonperformance risk on our liabilities. To mitigate the risk that a counterparty to a derivative instrument defaults on settlement or otherwise fails to perform under contractual terms, we have established procedures to monitor the creditworthiness of counterparties, seek guarantees or collateral backup in the form of cash or letters of credit and, in most instances, enter into netting arrangements. See Note 4 for additional fair value disclosures.

Netting of Cash Collateral and Derivative Assets and Liabilities under Master Netting Arrangements We maintain accounts with brokers to facilitate financial derivative transactions in support of our energy marketing and risk management activities. Based on the value of our positions in these accounts and the associated margin requirements, we may be required to deposit cash into these broker accounts.

We have elected to net derivative assets and liabilities under master netting arrangements on our Consolidated Statements of Financial Position. With that election, we are also required to offset cash collateral held in our broker accounts with the associated net fair value of the instruments in the accounts. See Note 4 for additional information about our cash collateral.

Natural Gas and Weather Derivative Instruments The fair value of the natural gas and weather derivative instruments that we use to manage exposures arising from changing natural gas prices and weather risk reflects the estimated amounts that we would receive or pay to terminate or close the contracts at the reporting date, taking into account the current unrealized gains or losses on open contracts. We use external market quotes and indices to value substantially all of our derivative instruments. See Note 5 for additional derivative disclosures.

Distribution Operations Nicor Gas, subject to review by the Illinois Commission, and Elizabethtown Gas, in accordance with a directive from the New Jersey BPU, enter into derivative instruments to hedge the impact of market fluctuations in natural gas prices. In accordance with regulatory requirements, any realized gains and losses related to these derivatives are reflected in natural gas costs and ultimately included in billings to customers. As previously noted, such derivative instruments are reported at fair value each reporting period in our Consolidated Statements of Financial Position. Hedge accounting is not elected and, in accordance with accounting guidance pertaining to rate-regulated entities, unrealized changes in the fair value of these derivative instruments are deferred or accrued as regulatory assets or liabilities until the related revenue is recognized.

For our Illinois weather risk associated with Nicor Gas, we implemented a corporate weather hedging program in the second quarter of 2013 that utilizes OTC weather derivatives to reduce the risk of lower operating margins potentially resulting from significantly warmer-than-normal weather in Illinois. For January through April of 2014, we have purchased a put option that would partially offset lower operating margins resulting from lower customer usage in the event of warmer-than-normal weather, but would not be exercised in the event of colder-than-normal weather and, therefore, not offset higher margins if Heating Degree Days for the period are at normal or colder-than-normal levels. We will continue to use available methods to mitigate our exposure to weather in Illinois for future periods.

Retail Operations We have designated a portion of our derivative instruments, consisting of financial swaps to manage the risk associated with forecasted natural gas purchases and sales, as cash flow hedges. We record derivative gains or losses arising from cash flow hedges in OCI and reclassify them into earnings in the same period that the underlying hedged item is recognized in earnings.

We currently have minimal hedge ineffectiveness, which occurs when the gains or losses on the hedging instrument more than offset the losses or gains on the hedged item. Any cash flow hedge ineffectiveness is recorded in our Consolidated Statements of Income in the period in which it occurs. We have not designated the remainder of our derivative instruments as hedges for accounting purposes and, accordingly, we record changes in the fair values of such instruments within cost of goods sold in our Consolidated Statements of Income in the period of change.

We also enter into weather derivative contracts as economic hedges of operating margins in the event of warmer-than-normal weather in the Heating Season. Exchange-traded options are carried at fair value, with changes reflected in operating revenues. Non exchange-traded options are accounted for using the intrinsic value method and do not qualify for hedge accounting designation. Changes in the intrinsic value for non exchange-traded contracts are also reflected in operating revenues in our Consolidated Statements of Income.

Wholesale Services We purchase natural gas for storage when the current market price we pay to buy and transport natural gas plus the cost to store and finance the natural gas is less than the market price we can receive in the future, resulting in a positive net operating margin. We use NYMEX futures and OTC contracts to sell natural gas at that future price to substantially lock in the operating margin we will ultimately realize when the stored natural gas is sold. We also enter into transactions to secure transportation capacity between delivery points in order to serve our customers and various markets. We use NYMEX futures and OTC contracts to capture the price differential or spread between the locations served by the capacity in order to substantially lock in the operating margin we will ultimately realize when we physically flow natural gas between delivery points. These contracts generally meet the definition of derivatives and are carried at fair value in our Consolidated Statements of Financial Position, with changes in fair value recorded in operating revenues in our Consolidated Statements of Income in the period of change. These contracts are not designated as hedges for accounting purposes.

The purchase, transportation, storage and sale of natural gas are accounted for on a weighted average cost or accrual basis, as appropriate, rather than on the fair value basis we utilize for the derivatives used to mitigate the natural gas price risk associated with our storage and transportation portfolio. We incur monthly demand charges for the contracted storage and transportation capacity, and payments associated with asset management agreements, and we recognize these demand charges and payments in our Consolidated Statements of Income in the period they are incurred. This difference in accounting methods can result in volatility in our reported earnings, even though the economic margin is essentially unchanged from the dates the transactions were consummated.

Debt, Policy [Policy Text Block]

DebtWe estimate the fair value of debt using a discounted cash flow technique that incorporates a market interest yield curve with adjustments for duration, optionality and risk profile. In determining the market interest yield curve, we consider our currently assigned ratings for unsecured debt and the secured rating for the Nicor Gas first mortgage bonds.

Property, Plant and Equipment, Policy [Policy Text Block]

Property, Plant and Equipment

A summary of our PP&E by classification as of December 31, 2013 and 2012 is provided in the following table.

In millions	2013	2012
Transportation and distribution	$8,384	$7,992
Storage facilities	1,170	1,149
Other	854	820
Construction work in progress	544	371
Total PP&E, gross	10,952	10,332
Less accumulated depreciation	2,295	2,115
Total PP&E, net	$8,657	$8,217

Distribution Operations Our natural gas utilities’ PP&E consists of property and equipment that is currently in use, being held for future use and currently under construction. We report PP&E at its original cost, which includes:

●	material and labor;

●	contractor costs;

●	construction overhead costs;

●	AFUDC; and,

●	Nicor Gas’ pad gas - the portion considered to be non-recoverable is recorded as depreciable PP&E, while the portion considered to be recoverable is recorded as non-depreciable PP&E.

We recognize no gains or losses on depreciable utility property that is retired or otherwise disposed, as required under the composite depreciation method. Such gains and losses are ultimately refunded to, or recovered from, customers through future rate adjustments. Our natural gas utilities also hold property, primarily land; this is not presently used and useful in utility operations and is not included in rate base. Upon sale, any gain or loss is recognized in other income.

Retail Operations, Wholesale Services, Midstream Operations and Other PP&E includes property that is in use and under construction, and we report it at cost. We record a gain or loss within operation and maintenance expense for retired or otherwise disposed-of property. Natural gas in salt-dome storage at Jefferson Island and Golden Triangle that is retained as pad gas is classified as non-depreciable PP&E and is carried at cost. Central Valley has two types of pad gas in its depleted reservoir storage facility. The first is non-depreciable PP&E, which is carried at cost, and the second is non-recoverable, over which we have no contractual ownership.

Depreciation Expense

We compute depreciation expense for distribution operations by applying composite, straight-line rates (approved by the state regulatory agencies) to the investment in depreciable property. More information on our rates used and the rate method is provided in the following table.

	2013	2012	2011
Atlanta Gas Light (1)	2.6%	2.6%	2.6%
Chattanooga Gas (1)	2.5%	2.5%	2.5%
Elizabethtown Gas (2)	2.4%	2.4%	2.5%
Elkton Gas (2)	2.4%	2.4%	2.4%
Florida City Gas (2)	3.8%	3.9%	3.9%
Nicor Gas (2) (3)	3.1%	4.1%	4.1%
Virginia Natural Gas (1)	2.5%	2.5%	2.5%

(1)	Average composite straight-line depreciation rates for depreciable property, excluding transportation equipment, which may be depreciated in excess of useful life and recovered in rates.

(2)	Composite straight-line depreciation rates.

(3)

On October 23, 2013, the Illinois Commission approved a composite depreciation rate of 3.07%. The depreciation rate was effective as of August 30, 2013, the date the depreciation study was filed, and had the effect of reducing our 2013 depreciation expense by $19 million.

For our non-regulated segments, we compute depreciation expense on a straight-line basis over the following estimated useful lives of the assets.

In years	Estimated useful life
Transportation equipment	5 - 10
Storage caverns	40 - 60
Other	up to 40

AFUDC and Capitalized Interest

Atlanta Gas Light, Nicor Gas, Chattanooga Gas and Elizabethtown Gas are authorized by applicable state regulatory agencies or legislatures to capitalize the cost of debt and equity funds as part of the cost of PP&E construction projects in our Consolidated Statements of Financial Position. More information on our authorized or actual AFUDC rates is provided in the following table.

	2013	2012	2011
Atlanta Gas Light	8.10%	8.10%	8.10%
Nicor Gas (1)	0.31%	0.36%	0.18%
Chattanooga Gas	7.41%	7.41%	7.41%
Elizabethtown Gas (1)	0.41%	0.51%	0.53%
AFUDC (in millions) (2)	$19	$9	$6

(1)	Variable rate is determined by FERC method of AFUDC accounting.

(2)	Amount recorded in the Consolidated Statements of Income.

The capital expenditures of our other three utilities do not qualify for AFUDC treatment.

Asset Retirement Obligations

We record a liability at fair value for an asset retirement obligation (ARO) when a legal obligation to retire the asset has been incurred, with an offsetting increase to the carrying value of the related asset. Accretion of the ARO due to the passage of time is recorded as an operating expense. We have recorded an ARO of $3 million at December 31, 2013 and 2012 principally for our storage facilities. For our distribution PP&E, we cannot reasonably estimate the fair value of this obligation because we have determined that we have insufficient internal or industry information to reasonably estimate the potential settlement dates or costs.

Goodwill and Intangible Assets, Goodwill, Policy [Policy Text Block]

Impairment of Assets

Our goodwill is not amortized, but is subject to an annual impairment test. Our other long-lived assets, including our finite-lived intangible assets, require an impairment review when events or circumstances indicate that the carrying amount may not be recoverable. We base our evaluation of the recoverability of other long-lived assets on the presence of impairment indicators such as the future economic benefit of the assets, any historical or future profitability measurements and other external market conditions or factors.

Goodwill We perform an annual goodwill impairment test on our reporting units that contain goodwill during the fourth quarter of each year, or more frequently if impairment indicators arise. These indicators include, but are not limited to, a significant change in operating performance, the business climate, legal or regulatory factors, or a planned sale or disposition of a significant portion of the business. To estimate the fair value of our reporting units, we use two generally accepted valuation approaches, the income approach and the market approach, using assumptions consistent with a market participant’s perspective.

Under the income approach, fair value is estimated based on the present value of estimated future cash flows discounted at an appropriate risk-free rate that takes into consideration the time value of money, inflation and the risks inherent in ownership of the business being valued. The cash flow estimates contain a degree of uncertainty, and changes in the projected cash flows could significantly increase or decrease the estimated fair value of a reporting unit. For the regulated reporting units, a fair recovery of, and return on, costs prudently incurred to serve customers is assumed. An unfavorable outcome in a rate case could cause the fair value of these reporting units to decrease. Key assumptions used in the income approach include the return on equity for the regulated reporting units, long-term growth rates used to determine terminal values at the end of the discrete forecast period, current and future rates charged for contracted capacity and a discount rate. The discount rate is applied to estimated future cash flows and is one of the most significant assumptions used to determine fair value under the income approach. As interest rates rise, the calculated fair values will decrease. The terminal growth rate is based on a combination of historical and forecasted statistics for real gross domestic product and personal income for each utility service area. The estimated rates we will charge to customers for capacity in the storage caverns were based on internal and external rate forecasts.

Under the market approach, fair value is estimated by applying multiples to forecasted cash flows. This method uses metrics from similar publicly-traded companies in the same industry, when available, to determine how much a knowledgeable investor in the marketplace would be willing to pay for an investment in a similar company.

We weight the results of the two valuation approaches to estimate the fair value of each reporting unit. Our goodwill impairment testing also develops a baseline test and performs a sensitivity analysis to calculate a reasonable valuation range. The sensitivities are derived by altering those assumptions that are subjective in nature and inherent to a discounted cash flows calculation.

The significant assumptions that drive the estimated values of our reporting units are projected cash flows, discount rates, growth rates, weighted average cost of capital (WACC) and market multiples. Due to the subjectivity of these assumptions, we cannot provide assurance that future analyses will not result in impairment, as a future impairment depends on market and economic factors affecting fair value. Our annual goodwill impairment analysis in the fourth quarter of 2013 indicated that the estimated fair values of all but one of our reporting units with goodwill were in excess of the carrying values by approximately 20% to almost 500%, and were not at risk of failing step one of the impairment test.

Within our midstream operations segment, the estimated fair value of our storage and fuels reporting unit with $14 million of goodwill, exceeded its carrying value by less than 5% and is at risk of failing the step one test. The discounted cash flow model used in the goodwill impairment test for this reporting unit assumed discrete period revenue growth through fiscal 2021 to reflect the recovery of subscription rates, stabilization of earnings and establishment of a reasonable base year off of which we estimated the terminal value. In the terminal year we assumed a long-term earnings growth rate of 2.5% that we believe is appropriate given the current economic and industry specific expectations. As of the valuation date, we utilized a WACC of 7.0%, which we believe is appropriate as it reflects the relative risk, the time value of money, and is consistent with the peer group of this reporting unit as well as the discount rate that was utilized in our 2012 annual goodwill impairment test.

The cash flow forecast for the storage and fuels reporting unit assumed earnings growth over the next eight years. Should this growth not occur, this reporting unit may fail step one of a goodwill impairment test in a future period. Along with any reductions to our cash flow forecast, changes in other key assumptions used in our 2013 annual impairment analysis may result in the requirement to proceed to step two of the goodwill impairment test in future periods.

We will continue to monitor this reporting unit for impairment and note that continued declines in capacity or subscription rates, declines for a sustained period at the current market rates or other changes to the key assumptions and factors used in this analysis may result in a future impairment of goodwill. The risk of impairment of the underlying long-lived assets is not estimated to be significant because the assets have long remaining useful lives and authoritative accounting guidance requires such assets to be tested for impairment on the basis of undiscounted cash flows over their remaining useful lives.

Changes in the amount of goodwill for the twelve months ended December 31, 2013 and 2012 are provided below.

In millions	Distribution Operations	Retail Operations	Wholesale Services	Midstream Operations	Other	Consolidated (1)
Goodwill - December 31, 2011	$1,586	$124	$2	$16	$8	$1,736
Adjustments to initial Nicor purchase price allocation and other	54	(2)	(2)	(2)	(8)	40
Goodwill - December 31, 2012	1,640	122	-	14	-	1,776
2013 acquisitions	-	51	-	-	-	51
Goodwill - December 31, 2013	$1,640	$173	$-	$14	$-	$1,827

(1)	Excludes goodwill at Tropical Shipping now classified as held for sale. See Note 15 for additional information.

Long-Lived AssetsWe depreciate or amortize our long-lived assets and other intangible assets over their useful lives. Currently, we have no significant indefinite-lived intangible assets. These long-lived assets and other intangible assets are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When such events or circumstances are present, we assess the recoverability of long-lived assets by determining whether the carrying value will be recovered through expected future cash flows. An impairment is indicated if the carrying amount of the long-lived asset exceeds the sum of the undiscounted future cash flows expected to result from the use and eventual disposition of the asset. If an impairment is indicated, we record an impairment loss equal to the difference between the carrying value and the fair value of the long-lived asset. We determined that there were no long-lived asset impairments in 2013, with the exception of Sawgrass Storage, for which we recorded an $8 million loss.

Intangible AssetsOur intangible assets are presented in the following table and represent the estimated fair value at the date of acquisition of the acquired intangible assets in our businesses. As indicated previously, we perform an impairment review when impairment indicators are present. If present, we first determine whether the carrying amount of the asset is recoverable through the undiscounted future cash flows expected from the asset. If the carrying amount is not recoverable, we measure the impairment loss, if any, as the amount by which the carrying amount of the asset exceeds its fair value. The increase in our intangible assets of $91 million as of December 31, 2013 compared to the prior year was the result of two acquisitions within the retail operations segment. For more information, see “Acquisitions” in Note 2.

	Weighted average	December 31, 2013			December 31, 2012
In millions	amortization period (in years)	Gross	Accumulated amortization	Net	Gross	Accumulated amortization	Net
Customer relationships
Retail operations	13	$130	$(15)	$115	$53	$(6)	$47
Trade names
Retail operations	13	45	(6)	39	30	(2)	28
Wholesale services	-	-	-	-	1	-	1
Total		$175	$(21)	$154	$84	$(8)	$76

Amortization expense was $13 million in 2013, $7 million in 2012 and $0 in 2011. Amortization expense for the next five years is estimated to be as follows:

In millions
2014	$14
2015	14
2016	14
2017	14
2018	14

Pension and Other Postretirement Plans, Nonpension Benefits, Policy [Policy Text Block]

Accounting for Retirement Benefit Plans

We recognize the funded status of our plans as an asset or a liability on our Consolidated Statements of Financial Position, measuring the plans’ assets and obligations that determine our funded status as of the end of the fiscal year. We recognize, as a component of OCI, the changes in funded status that occurred during the year that are not yet recognized as part of net periodic benefit cost. Because substantially all of its retirement costs are recoverable through base rates, Nicor Gas generally defers any charge or credit to comprehensive income to a regulatory asset or liability until the period in which the costs are included in base rates, in accordance with the authoritative guidance for rate-regulated entities. The assets of our retirement plans are measured at fair value within the funded status and are classified in the fair value hierarchy in their entirety based on the lowest level of input that is significant to the fair value measurement.

In determining net periodic benefit cost, the expected return on plan assets component is determined by applying our expected return on assets to a calculated asset value, rather than to the fair value of the assets as of the end of the previous fiscal year. For more information, see Note 6. In addition, we have elected to amortize gains and losses caused by actual experience that differs from our assumptions into subsequent periods. The amount to be amortized is the amount of the cumulative gain or loss as of the beginning of the year, excluding those gains and losses not yet reflected in the calculated value, that exceeds 10 percent of the greater of the benefit obligation or the calculated asset value; and the amortization period is the average remaining service period of active employees.

Income Tax, Policy [Policy Text Block]

Taxes

Income Taxes The reporting of our assets and liabilities for financial accounting purposes differs from the reporting for income tax purposes. The principal difference between net income and taxable income relates to the timing of deductions, primarily due to the benefits of tax depreciation since we generally depreciate assets for tax purposes over a shorter period of time than for book purposes. The determination of our provision for income taxes requires significant judgment, the use of estimates, and the interpretation and application of complex tax laws. Significant judgment is required in assessing the timing and amounts of deductible and taxable items. We report the tax effects of depreciation and other temporary differences as deferred income tax assets or liabilities in our Consolidated Statements of Financial Position.

We have current and deferred income taxes in our Consolidated Statements of Income. Current income tax expense consists of federal and state income tax less applicable tax credits related to the current year. Deferred income tax expense is generally equal to the changes in the deferred income tax liability and regulatory tax liability during the year. We have recorded current deferred income taxes of $43 million (net of a valuation allowance of $8 million) as of December 31, 2013 and $4 million as of December 31, 2012 within other current assets in our Consolidated Statements of Financial Position.

Accumulated Deferred Income Tax Assets and Liabilities As noted above, we report some of our assets and liabilities differently for financial accounting purposes than we do for income tax purposes. We report the tax effects of the differences in those items as deferred income tax assets or liabilities in our Consolidated Statements of Financial Position. We measure these deferred income tax assets and liabilities using enacted income tax rates.

A deferred income tax liability is not recorded on undistributed foreign earnings that are expected to be indefinitely reinvested offshore. We consider, among other factors, actual cash investments offshore as well as projected cash requirements in making this determination. Changes in our investment or repatriation plans or circumstances could result in a different deferred income tax liability. We had $80 million of such cash and short-term investments on our Consolidated Statements of Financial Position as of December 31, 2013 and 2012. As of December 31, 2013, we would be required to record a deferred tax liability of $31 million if we no longer asserted indefinite reinvestment of undistributed foreign earnings.

Income Tax Benefits The authoritative guidance related to income taxes requires us to determine whether tax benefits claimed or expected to be claimed on our tax return should be recorded in our consolidated financial statements. Under this guidance, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement.

Uncertain Tax Positions We recognize accrued interest related to uncertain tax positions in interest expense and penalties in operating expense in our Consolidated Statements of Income.

Tax Collections We do not collect income taxes from our customers on behalf of governmental authorities. However, we do collect and remit various other taxes on behalf of various governmental authorities. We record these amounts in our Consolidated Statements of Financial Position. In other instances, we are allowed to recover from customers other taxes that are imposed upon us. We record such taxes as operating expenses and record the corresponding customer charges as operating revenues.

Revenue Recognition, Policy [Policy Text Block]

Revenues

Distribution operations We record revenues when goods or services are provided to customers. Those revenues are based on rates approved by the state regulatory commissions of our utilities.

As required by the Georgia Commission, Atlanta Gas Light bills Marketers in equal monthly installments for each residential, commercial and industrial end-use customer’s distribution costs. Additionally, as required by the Georgia Commission, Atlanta Gas Light bills Marketers for capacity costs utilizing a seasonal rate design for the calculation of each residential end-use customer’s annual straight-fixed-variable (SFV) charge, which reflects the historic volumetric usage pattern for the entire residential class. Generally, this seasonal rate design results in billing the Marketers a higher capacity charge in the winter months and a lower charge in the summer months, which impacts our operating cash flows. However, this seasonal billing requirement does not impact our revenues, which are recognized on a straight-line basis because the associated rate mechanism ensures that we ultimately collect the full annual amount of the SFV charges.

All of our utilities, with the exception of Atlanta Gas Light, have rate structures that include volumetric rate designs which allow recovery of certain costs based on gas usage. Revenues from sales and transportation services are recognized in the same period in which the related volumes are delivered to customers. Revenues from residential and certain commercial and industrial customers are recognized on the basis of scheduled meter readings. Additionally, revenues are recognized for estimated deliveries of gas not yet billed to these customers, from the last bill date to the end of the accounting period. These are included in the Consolidated Statements of Financial Position as unbilled revenue. For other commercial and industrial customers and for all wholesale customers, revenues are based on actual deliveries to the end of the period.

The tariffs for Virginia Natural Gas, Elizabethtown Gas and Chattanooga Gas contain WNAs that partially mitigate the impact of unusually cold or warm weather on customer billings and operating margin. The purpose of a WNA is to mitigate the effect of weather on customer bills by reducing bills when winter weather is colder-than-normal and increasing bills when weather is warmer-than-normal. In addition, the tariffs for Virginia Natural Gas, Chattanooga Gas and Elkton Gas contain revenue normalization mechanisms that mitigate the impact of conservation and declining customer usage.

Revenue Taxes We charge customers for gas revenue and gas use taxes imposed on us and remit amounts owed to various governmental authorities. Our policy for gas revenue taxes is to record the amounts charged to customers, which for some taxes includes a small administrative fee, as operating revenues, and to record the related taxes incurred as operating expenses in our Consolidated Statements of Income. Our policy for gas use taxes is to exclude these taxes from revenue and expense, aside from a small administrative fee that is included in operating revenues. As a result, the amount recorded in operating revenues will exceed the amount recorded in operating expenses by the amount of administrative fees that are retained by the Company. Revenue taxes included in operating expenses were $110 million in 2013, $85 million in 2012 and $9 million in 2011.

Retail operations Revenues from natural gas sales and transportation services are recognized in the same period in which the related volumes are delivered to customers. Sales revenues from residential and certain commercial and industrial customers are recognized on the basis of scheduled meter readings. In addition, revenues are recognized for estimated deliveries of gas not yet billed to these customers, from the most recent meter reading date to the end of the accounting period. The related receivables are included in the Consolidated Statements of Financial Position as unbilled revenue. For other commercial and industrial customers and for all wholesale customers, revenues are based on actual deliveries during the period.

We recognize revenues on 12-month utility-bill management contracts as the lesser of cumulative earned or cumulative billed amounts. We recognize revenues for warranty and repair contracts on a straight-line basis over the contract term. Revenues for maintenance services are recognized at the time such services are performed.

Wholesale services We record wholesale services’ revenues when services are provided to customers. Profits from sales between segments are eliminated in the other segment and are recognized as goods or services sold to end-use customers. Transactions that qualify as derivatives under authoritative guidance related to derivatives and hedging are recorded at fair value with changes in fair value recognized in earnings in the period of change and characterized as unrealized gains or losses. Gains and losses on derivatives held for energy trading purposes are required to be presented net in revenue.

Midstream operations We record operating revenues for storage and transportation services in the period in which volumes are transported and storage services are provided. The majority of our storage services are covered under medium to long-term contracts at fixed market-based rates. We recognize our park and loan revenues ratably over the life of the contract.

Cost of Sales, Policy [Policy Text Block]

Cost of goods sold

Distribution operations Excluding Atlanta Gas Light, which does not sell natural gas to end-use customers, we charge our utility customers for natural gas consumed using natural gas cost recovery mechanisms set by the state regulatory agencies. Under these mechanisms, all prudently incurred natural gas costs are passed through to customers without markup, subject to regulatory review. In accordance with the authoritative guidance for rate-regulated entities, we defer or accrue (that is, include as an asset or liability in the Consolidated Statements of Financial Position and exclude from, or include in, the Consolidated Statements of Income, respectively) the difference between the actual cost of goods sold and the amount of commodity revenue earned in a given period, such that no operating margin is recognized related to these costs. The deferred or accrued amount is either billed or refunded to our customers prospectively through adjustments to the commodity rate. Deferred natural gas costs are reflected as regulatory assets and accrued natural gas costs are reflected as regulatory liabilities. For more information, see Note 3.

Retail operations Our retail operations customers are charged for actual or estimated natural gas consumed. Within our cost of goods sold, we also include costs of fuel and lost and unaccounted for gas, adjustments to reduce the value of our inventories to market value and gains and losses associated with certain derivatives. Costs to service our warranty and repair contract claims and costs associated with the installation of heating and cooling equipment are recorded to cost of goods sold.

Lease, Policy [Policy Text Block]

Operating leases

We have certain operating leases with provisions for step rent or escalation payments and certain lease concessions. We account for these leases by recognizing the future minimum lease payments on a straight-line basis over the respective minimum lease terms, in accordance with authoritative guidance related to leases. This accounting treatment does not affect the future annual operating lease cash obligations. For more information, see Note 11.

Other Income and Other Expense Disclosure [Text Block]

Other income

Our other income is detailed in the following table. For more information on our equity investment income, see Note 10.

In millions	2013	2012	2011
AFUDC - equity	$13	$6	$4
Equity investment income	3	13	1
Other, net	1	5	2
Total other income	$17	$24	$7

Earnings Per Share, Policy [Policy Text Block]

Earnings Per Common Share

We compute basic earnings per common share attributable to AGL Resources Inc. common shareholders by dividing our net income attributable to AGL Resources Inc. by the daily weighted average number of common shares outstanding. Diluted earnings per common share attributable to AGL Resources Inc. common shareholders reflect the potential reduction in earnings per common share attributable to AGL Resources Inc. common shareholders that occurs when potentially dilutive common shares are added to common shares outstanding. The increase in weighted average shares in 2012 compared to 2011 is primarily due to the issuance of 38.2 million shares in connection with the Nicor merger on December 9, 2011.

We derive our potentially dilutive common shares by calculating the number of shares issuable under restricted stock, restricted stock units and stock options. The vesting of certain shares of the restricted stock and restricted stock units depends on the satisfaction of defined performance criteria. The future issuance of shares underlying the outstanding stock options depends on whether the market price of the common shares underlying the options exceeds the respective exercise prices of the stock options.

The following table shows the calculation of our diluted shares attributable to AGL Resources Inc. common shareholders for the periods presented, if performance units currently earned under the plan ultimately vest and if stock options currently exercisable at prices below the average market prices are exercised.

In millions (except per share amounts)	2013	2012	2011
Income from continuing operations	$308	270	172
Income from discontinued operations, net of tax	5	1	-
Net income attributable to AGL Resources Inc.	$313	$271	$172
Denominator:
Basic weighted average number of shares outstanding (1)	117.9	117.0	80.4
Effect of dilutive securities	0.4	0.5	0.5
Diluted weighted average number of shares outstanding (2)	118.3	117.5	80.9
Basic earnings per share
Continuing operations	$2.61	$2.31	$2.14
Discontinued operations	0.04	0.01	-
Basic earnings per common share attributable to AGL Resources Inc. common shareholders	$2.65	$2.32	$2.14
Diluted earnings per share (2)
Continuing operations	$2.60	$2.30	$2.12
Discontinued operations	0.04	0.01	-
Diluted earnings per common share attributable to AGL Resources Inc. common shareholders	$2.64	$2.31	$2.12

(1)	Daily weighted average shares outstanding.

(2)

There were no outstanding stock options excluded from the computation of diluted earnings per common share attributable to AGL Resources Inc. for any of the periods presented because their effect would have been anti-dilutive, as the exercise prices were greater than the average market price.

Business Combinations Policy [Policy Text Block]

Acquisitions

On January 31, 2013, our retail operations segment acquired approximately 500,000 service contracts and certain other assets from NiSource Inc. for $122 million. These service contracts provide home warranty protection solutions and energy efficiency leasing solutions to residential and small business utility customers and complement the retail business acquired in the Nicor merger. Intangible assets related to this acquisition are primarily customer relationships of $46 million and trade names of $16 million. The amortization periods are estimated to be 14 years for customer relationships and 10 years for trade names. The final allocation of the purchase price to the fair value of assets acquired and liabilities assumed is presented in the following table:

In millions
Current assets	$3
PP&E	12
Goodwill	51
Intangible assets	62
Current liabilities	(6)
Total purchase price	$122

On June 30, 2013, our retail operations segment acquired approximately 33,000 residential and commercial energy customer relationships in Illinois for $32 million. These customer relationships have been recorded as an intangible asset and are expected to be amortized on a straight-line basis over an estimated period of 14 to 16 years.

On December 9, 2011, we completed our $2.5 billion merger with Nicor that created a combined company with increased scale and scope in the distribution, storage and transportation of natural gas. The effects of Nicor’s results of operations and financial condition are reflected for the twelve months ended December 31, 2013 and 2012, while our 2011 results include activity from December 10, 2011 through December 31, 2011. This merger resulted in:

●	The issuance of 38.2 million shares of AGL Resources common stock

●	Increased revenues in 2012 of $2,063 million

●	Increased net income in 2012 of $70 million

●	An increase to PP&E of $3,192 million

●	An increase to goodwill and other intangible assets of $1,423 million and $103 million, respectively

Sale of Business [Policy Text Block]

Sale of Compass Energy

On May 1, 2013 we sold Compass Energy, a non-regulated retail natural gas business supplying commercial and industrial customers, within our wholesale services segment. We received an initial cash payment of $12 million, which resulted in an $11 million pre-tax gain ($5 million net of tax). Under the terms of the purchase and sale agreement, we are eligible to receive contingent cash consideration up to $8 million with a guaranteed minimum receipt of $3 million that was recognized during 2013. The remaining $5 million of contingent cash consideration will be determined and would be received from the buyer annually over a five-year earn out period based upon the financial performance of Compass Energy.

Consolidation, Variable Interest Entity, Policy [Policy Text Block]

Non-Wholly Owned Entities

We hold ownership interests in a number of business ventures with varying ownership structures. We evaluate all of our partnership interests and other variable interests to determine if each entity is a variable interest entity (VIE), as defined in the authoritative accounting guidance. If a venture is a VIE for which we are the primary beneficiary, we consolidate the assets, liabilities and results of operations of the entity. We reassess our conclusion as to whether an entity is a VIE upon certain occurrences, which are deemed reconsideration events under the guidance. We have concluded that the only venture that we are required to consolidate as a VIE, as we are the primary beneficiary, is SouthStar. On our Consolidated Statements of Financial Position, we recognize Piedmont’s share of the non-wholly owned entity as a separate component of equity entitled “noncontrolling interest.” Piedmont’s share of current operations is reflected in “net income attributable to the noncontrolling interest” on our Consolidated Statements of Income. The consolidation of SouthStar has no effect on our calculation of basic or diluted earnings per common share amounts, which are based upon net income attributable to AGL Resources Inc.

For entities that are not determined to be VIEs, we evaluate whether we have control or significant influence over the investee to determine the appropriate consolidation and presentation. Generally, entities under our control are consolidated, and entities over which we can exert significant influence, but do not control, are accounted for under the equity method of accounting. However, we also invest in partnerships and limited liability companies that maintain separate ownership accounts. All such investments are required to be accounted for under the equity method unless our interest is so minor that there is virtually no influence over operating and financial policies, as are all investments in joint ventures.

Investments accounted for under the equity method are included in long-term investments on our Consolidated Statements of Financial Position, and the equity income is recorded within other income on our Consolidated Statements of Income and was immaterial for all periods presented. For additional information, see Note 10.

Use of Estimates, Policy [Policy Text Block]

Use of Accounting Estimates

The preparation of our financial statements in conformity with GAAP requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and the related disclosures. Our estimates are based on historical experience and various other assumptions that we believe to be reasonable under the circumstances. Our estimates may involve complex situations requiring a high degree of judgment either in the application and interpretation of existing literature or in the development of estimates that impact our financial statements. The most significant estimates relate to our rate-regulated subsidiaries, regulatory infrastructure program accruals, uncollectible accounts and other allowances for contingent losses, goodwill and intangible assets, retirement plan benefit obligations, derivative and hedging activities and provisions for income taxes. We evaluate our estimates on an ongoing basis and our actual results could differ from our estimates.

New Accounting Pronouncements, Policy [Policy Text Block]

Accounting Developments

On January 1, 2013, we adopted ASU 2011-11, Disclosures about Offsetting Assets and Liabilities and ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which require disclosures about offsetting and related arrangements in order to help financial statement users better understand the effect of those arrangements on our financial position. This guidance had no impact on our consolidated financial statements. See Note 4 for additional disclosures about our offsetting of derivative assets and liabilities.

On January 1, 2013, we adopted ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which requires enhanced disclosures of amounts reclassified out of accumulated other comprehensive income by component. This guidance had no impact on our consolidated financial statements. See Note 9 for additional disclosures relating to accumulated other comprehensive income.